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EXHIBIT 10.13

                            AMENDMENT NO. 2 TO LEASE
                            ------------------------

                                  JULY 31, 2003
                                  -------------


         THIS AMENDMENT NO. 2 TO LEASE ("THIS AMENDMENT"), dated for reference purposes only as of July 29, 2003, is made and entered into by and between BKC HOLDINGS, LLC ("LANDLORD"), a California limited liability company, and CHRISTIE PETERSEN DEVELOPMENT ("TENANT"), a California corporation doing business as "CPI Development," for the purpose of amending and modifying the terms of that certain Single Tenant Industrial Lease for premises located at 8513 Rochester Avenue, Rancho Cucamonga, California, entered into by and between Watson Land Company ("WATSON"), a California corporation, as landlord, and Tenant, dated April 9, 2002, with Lease Rider No. 1, as subsequently amended by that certain Amendment No. I to Lease dated as of January 28, 2003 (said lease and rider, as so amended, being herein referred to as "THE LEASE"). Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Lease.

                                    RECITALS
                                    --------

         WHEREAS, on or about July 15, 2003, Watson, as seller, and Robert K. Christie and Sandra E. Christie ("THE CHRISTIES"), as joint tenants, as buyer, entered into THAT certain Agreement of Purchase and Sale and Joint Escrow Instructions ("THE PURCHASE AGREEMENT") respecting the sale of the property therein defined and including, without limitation, the Premises, and the assignment of the Lease.

         WHEREAS, on or about July 17, 2003, Christies and Landlord entered into that certain Assignment of Rights under the Purchase Agreement by which THE Christies assigned their rights under the Purchase Agreement to Landlord, pursuant to the terms and conditions thereof.

         WHEREAS, on or about July 31, 2003 ("THE CLOSING DATE"), Watson and Landlord entered into that certain Assignment of Lease by which Watson assigned all its estate, right, title and interest in and to the Lease to Landlord, and Landlord assumed the performance of all of the terms, covenants and conditions imposed upon Watson under the Lease accruing or arising on or after the date thereof.

         WHEREAS, Landlord and Tenant now desire to amend the Lease to extend the term thereof, change the rent owed thereunder, and modify certain other provisions thereof, as specified in this Amendment, all pursuant to the terms and conditions hereof.

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                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the foregoing recitation of facts, the parties hereby agree as follows:

         1.       LEASE TERM.

                  1.1 EXTENSION. The "Termination Date," as defined in Paragraph 1.4 of the Lease, is hereby extended to December 31, 2013, and the "Lease Term," as defined in Paragraph 3.1, shall be deemed to end on December 31, 2013, unless earlier terminated pursuant to the terms and conditions of the Lease.

                  1.2. NO OPTION TO EXTEND OR RENEW. Paragraph 1 of Lease Rider No. 1, and Paragraphs 2, 3 and 4 of Amendment No. 1 to Lease {relating to options to extend the Lease Term and changes in the Minimum Rent) are hereby deleted in their entirety. Tenant shall have no option to extend the Lease Term or renew the Lease.

         2.       RENT.

                  2.1. MINIMUM RENT. Effective as of the first full calendar month following the Closing Date, the Minimum Rent, as defined in Paragraph 4.1 of the Lease, shall be:
                           Thirteen Thousand, Seven Hundred Dollars and No Cents ($13,700.00).

                  2.2. MINIMUM RENT ANNUAL INCREASE. Commencing on January 1, 2005, and on each January 1st thereafter during the Lease Term, the Minimum Rent shall increase by four percent (4%) of the Minimum Rent due for the immediately preceding calendar month.

                  2.3.     REAL ESTATE TAXES AND ASSESSMENTS.

                           2.3.1. Effective as of the first fill calendar month following the Closing Date, the first two sentences of Paragraph 5.1 of the Lease shall be deleted in their entirety and replaced in full as follows: "Tenant covenants and agrees to pay to Landlord, as additional rent hereunder, all real estate taxes and assessments, and installments thereof which may be taxed, charged, levied, assessed or imposed during any fiscal tax year occurring during the Lease Term (and any extensions or renewals thereof) upon all or any portion of or in relation to the Premises and the Land. In the partial fiscal tax year in which the Lease Term shall terminate, such taxes and assessments shall be

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                                    prorated on a daily basis (using a 365-day
                                    year), and Tenant's payment obligations
                                    shall be computed accordingly."

                           2.3.2. Paragraph 1.8 of the Lease, and all other references to "Annual Tax Base Amount, @ are hereby deleted, it being the intention of the parties that Tenant pay the full amount of Areal estate taxes, @ as defined in Paragraph 5.4, in accordance with the provisions of this Amendment.

                  2.4.     INSURANCE.

                           2.4.1. Effective as of the first full calendar month following the Closing Date, the fifth sentence of Paragraph 8.1 of the Lease shall be deleted in its entirety and replaced in full as follows: "Tenant covenants and agrees to pay to Landlord, as additional rent hereunder, all premiums and related fees for the insurance specified in this Paragraph 8.1."

                           2.4.2. Effective as of the first full calendar month following the Closing Date, the seventh sentence of Paragraph 8.1 of the Lease shall be deleted in its entirety and replaced in full as follows: "in the insurance policy year in which the Lease Term shall terminate, such insurance premiums and fees shall be prorated on a daily basis (using a 365-day year), and Tenant's payment obligations shall be computed accordingly."

                           2.4.3. Paragraph 1.9 of the Lease, and all other references to "Annual Insurance Base Amount," are hereby deleted, it being the intention of the parties that Tenant pay the full amount of the insurance premiums and fees owed for the insurance specified in Paragraph 8.1, in accordance with the provisions of this Amendment.

         3.       NOTICE TO LANDLORD. The second to last sentence of Paragraph
                  26.6 is hereby deleted in its entirety and replaced in full as follows: "Notices or demands to Landlord shall be given to Landlord at the Premises address, marked to the attention of Robert K. Christie, Manager, BKC Holdings, LLC."

         4. EFFECTIVE DATE; INTERPRETATION AND CONSTRUCTION. This Amendment shall be deemed effective as of the Closing Date, or such other later date that the Assignment of Lease from Watson to Tenant became effective. This Amendment, together with the Lease, constitutes the entire agreement between Landlord and Tenant concerning the subject matter hereof. Landlord and Tenant acknowledge and agree, and represent and warrant, that as of the Closing Date, the Lease is in full force and effect, and, except as expressly modified by this Amendment, the Lease shall be and remain in full force

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                  and effect. This Amendment can only be modified or amended in the manner set forth in Paragraph 26.12 of the Lease.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have executed this Amendment as of the Closing Date.

                             LANDLORD:


                                      BKC Holding, LLC,
                                          a California limited liability company


                                      By: /S/ ROBERT K. CHRISTIE
                                          --------------------------------------
                                              Robert K. Christie,
                                              Manager



                             TENANT:

                                      Christie-Petersen Development,
                                          a California corporation,
                                          doing business as "CPI Development"


                                      By: /S/ ROBERT K. CHRISTIE
                                          --------------------------------------
                                              Robert K. Christie,
                                              President